EXHIBIT 10.18

Execution Version

This instrument and the indebtedness evidenced hereby, and the rights and remedies of the holders of this instrument, are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the provisions thereof, the “Subordination Agreement”) dated as of April 5, 2019, by and among 1847 Goedeker Inc., a Delaware corporation, 1847 Goedecker Holdco Inc., a Delaware corporation, Small Business Community Capital II, L.P., a Delaware limited partnership, and Burnley Capital LLC, a Delaware limited liability company, to the Senior Indebtedness (as defined in the Subordination Agreement); and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 5, 2019 is made by 1847 Goedeker Holdco Inc., a Delaware corporation (“Holdco”; and together with the each other party who is designated as a “Pledgor” on the signature pages hereto, each individually, a “Pledgor” and collectively, the “Pledgors”), in favor of SMALL BUSINESS COMMUNITY CAPITAL L.P., a Delaware limited partnership (together with its successors and assigns, the “Lender”).

RECITALS:

A. The Pledgors, the other Loan Parties (as defined therein) from time to time party thereto, and the Lender have entered into that certain Loan and Security Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. It is a condition precedent to the effectiveness of the Loan Agreement that the Pledgors execute and deliver this Agreement in favor of the Lender.

C. Lender, Burnley Capital LLC, a Delaware limited liability company (“Burnley”), Holdco and 1847 Goedeker Inc. are parties to that certain Subordination and Intercreditor Agreement dated as of the date hereof (the “Subordination Agreement”).

AGREEMENTS:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Construction.

(a) Definitions. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. As used in this Agreement:

“Applicable Statutes” means, collectively, any statute governing the establishment and governance of corporations or limited liability companies organized under the jurisdiction of organization of any Issuer.

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“Bankruptcy Code” means United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as in effect from time to time, and any successor statute thereto.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Collateral” means, collectively, the Pledged Interests, the Future Rights, and the Proceeds.

“Equity Interests” means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or other entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, limited liability company interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Foreign Issuer” means an Issuer that is organized under the laws of any jurisdiction other than the United States, a state thereof or the District of Columbia

“Future Rights” means: (a) all Equity Interests (other than Pledged Interests) of Issuer, including, without limitation, all Equity Interests of Issuer created after the date of this Agreement, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of Issuer; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, distributions, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

“Holder” has the meaning ascribed thereto in Section 3 of this Agreement.

“Issuer” means, individually and collectively, 1847 Goedeker Inc., a Delaware corporation, and any other entities listed from time to time under the column heading “Name of Issuer” on Schedule I attached hereto, and any successors of each of the foregoing, whether by merger or otherwise.

“Organizational Documents” means, collectively for each Issuer, (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating agreement or limited liability company agreement and articles or certificate of formation or organization, (d) any other document setting forth or otherwise governing the manner of election or duties of the officers, directors, managers or other similar persons, or the designation, amount or relative rights, limitations and preference of the Capital Stock of a Person, and (e) each other agreement, instrument or document affecting Issuer’s organization, management or governance, and each of the foregoing as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Loan Agreement.

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“Lien” means any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

“Pledged Interests” means (a) except as provided in subsection (b) of this definition, all Equity Interests and Future Rights of Issuer, including, without limitation, those identified on Schedule 1 attached hereto, and all Equity Interests and Future Rights of Issuer that are replacements, substitutions or reissuances of any of the foregoing; (b) Equity Interests and Future Rights or other voting equity interests in any first-tier Foreign Issuer in excess of sixty-five percent (65%) of the total outstanding shares of voting capital stock or other voting equity interest of such first-tier Foreign Issuer (or, if a change in law occurs after the Closing Date (including the finalization of Proposed Treasury Regulation 1.956-1 (Fed. Reg. Vol. 83, No. 214 p. 55324) without material amendments) that allows a greater percentage of voting equity interests to be pledged without a material adverse tax consequence, such greater percentage or any domestic Subsidiary wholly owned by a foreign Subsidiary (c) the certificates or instruments representing such Equity Interests or Future Rights described in clauses (a) and (b), in each case together with rights to participate in voting, management and control of Issuer.

“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including without limitation all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto); (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

“Registered Organization” has the meaning ascribed thereto in Section 9-102(a)(70) of the Code.

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“Securities Act” has the meaning ascribed thereto in Section 9(c) of this Agreement.

(b) Construction.

(i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Organizational Documents of Issuer, the Loan Agreement or any of the other Loan Documents.

(ii) To the maximum extent permitted by law, neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or the Pledgors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall, to the maximum extent permitted by law, be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

2. Pledge. As security for the full, prompt and complete payment and performance of the Obligations (whether now existing or arising hereafter) when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants transfers, and assigns to, and creates in favor of the Lender a continuing second priority security interest in and Lien on all of such Pledgor’s right, title, and interest in and to the Collateral.

3. Delivery and Registration of Collateral.

(a) Subject at all times to the terms and conditions of the Subordination Agreement, all certificates or instruments representing or evidencing the Collateral shall be promptly delivered by the Pledgors to Burnley, and shall be accompanied by a duly executed indorsement certificate in the form attached hereto as Exhibit A with respect to the Pledged Interest or other instrument of transfer or assignment in blank, in form and substance satisfactory to the Lender.

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(b) Upon the occurrence of an Event of Default and subject at all times to the terms and conditions of the Subordination Agreement, the Lender shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register on the books of Issuer (or of any other Person maintaining records with respect to the Collateral) in the name of the Lender or any of its nominees or designees any or all of the Collateral. In addition, subject at all times to the terms and conditions of the Subordination Agreement, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Burnley or the Pledgors (a “Holder”), then the Pledgors shall promptly, at the Lender’s option and subject at all times to the terms and conditions of the Subordination Agreement, either cause such Collateral to be delivered into Burnley’s possession, or cause such Holder to enter into a control agreement, in form and substance reasonably satisfactory to the Lender, and take all other steps deemed necessary by the Lender, and to the extent permitted in the Subordination Agreement, to perfect the security interest of the Lender in such Collateral, all pursuant to Sections 9-106 and 9-313 of the Code or other applicable law governing the perfection of the Lender’s security interest in the Collateral in the possession of such Holder.

(d) Any and all Collateral (excluding cash dividends, cash interest, and other cash distributions, in each case so long as an Event of Default is not then continuing) at any time received or held by the Pledgors shall be so received or held in trust for Burnley and the Lender and shall be promptly delivered to Burnley, subject at all times to the terms and conditions of the Subordination Agreement.

(e) If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, then the Pledgors shall promptly cause such Collateral to be registered or entered, as the case may be, in the name of the Lender, or otherwise cause the Lender’s security interest thereon to be perfected in accordance with applicable law, subject at all times to the terms and conditions of the Subordination Agreement.

4. Voting Rights, Dividends and Distributions.

(a) So long as no Event of Default shall have occurred, the Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof or entitled to be exercised by virtue of each Pledgor’s status as a member, shareholder, manager or officer of Issuer for any purpose not inconsistent with the terms of the Loan Documents and the Organizational Documents of Issuer.

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(b) Upon the occurrence of an Event of Default, at the election of the Lender subject at all times to the terms and conditions of the Subordination Agreement, all rights of the Pledgors to exercise the voting, control, management and other rights to receive cash dividends or distributions that it would otherwise be entitled to exercise or receive, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right, subject at all times to the terms and conditions of the Subordination Agreement, to exercise such voting, control, management or other rights and to receive and retain such cash dividends and distributions. Further, the Lender, its designee, or any other transferee or assignee of the Pledged Interests, upon exercise of the remedies and other rights hereunder by the Lender shall, at its option and subject at all times to the terms and conditions of the Subordination Agreement, become a member or shareholder of the Issuer to the extent of the Pledged Interests, entitled to participate in the management thereof to the full extent as the Pledgors were so entitled. The Issuer and other management authority or authorities as set forth in the Organizational Documents of Issuer and all other required Persons under the Organizational Documents of Issuer shall concurrently herewith consent by their consents attached to this Agreement to the transfer of the Pledged Interests to the Lender, its designee or any other transferee or assignee of the Lender as contemplated hereby and the exercise by the Lender of the remedies and other rights set forth in this Agreement for all purposes of the Organizational Documents of Issuer and under Applicable Statutes. The Pledgors shall, to the extent necessary and subject to the Subordination Agreement, execute and deliver (or cause to be executed and delivered) to the Lender all such proxies and other instruments as the Lender may reasonably request for the purpose of enabling the Lender to exercise the voting, management and other rights that it is entitled to exercise as a member, shareholder, manager or officer of Issuer, and to receive the dividends and distributions that it is entitled to receive and retain. To the extent necessary, this Agreement shall constitute a “control agreement” for purposes of any applicable sections of the Code.

5. Representations, Warranties and Covenants. Subject to any applicable terms and conditions of the Subordination Agreement, each Pledgor represents and warrants as of the Closing Date and the date of each Borrowing, and, as applicable, covenants, as follows:

(a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting and registration rights), and such Pledgor agrees that the Lender shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

(b) Such Pledgor is a Registered Organization, organized under the laws of the state set forth on Schedule 1. Each Pledgor’s type of organization is set forth on Schedule 1.

(c) All information herein or hereafter supplied to the Lender by or on behalf of such Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

(d) Each Pledgor is, and covenants that, unless otherwise consented to by the Lender in writing, it shall at all times during the effectiveness of this Agreement be, the sole legal and beneficial owner of the Collateral (including the Pledged Interests, and all other Collateral acquired by the Pledgors after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of the Lender, Burnley and Permitted Liens.

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(e) This Agreement, and the delivery to Burnley of the Pledged Interests representing Collateral (or the control agreements referred to in Section 3 of this Agreement), is a legal, valid and binding agreement of each Pledgor, enforceable against such Pledgor in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles), and creates a valid and second priority security interest in one hundred percent (100%) of the Pledged Interests in favor of the Lender securing payment of the Obligations and all action necessary to achieve such perfection have been taken. Each Pledgor acknowledges that it has not previously granted “control” over the Collateral of the Pledgor to any Person other than Burnley.

(f) Schedule 1 to this Agreement is true, correct, and complete in all respects. Without limiting the generality of the foregoing: (i) except as set forth on Schedule 1 to this Agreement, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of the Lender or its nominee or designee pursuant to the provisions of this Agreement, are registered in the name of each Pledgor; and (ii) the Pledged Interests as to Issuer constitute at least the percentage of all of the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule 1 to this Agreement.

(g) There are no presently existing Future Rights or Proceeds owned by each Pledgor.

(h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(i) All of the Pledged Interests that are issued by an Issuer are represented by certificates and constitute “securities” subject to Article 8 of the Code and shall at all times continue to so constitute for the term of this Agreement.

6. Further Assurances.

(a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly (i) correct any defect, error or omission which may be discovered in the contents of this Agreement or in the execution hereof and (ii) execute and deliver all further instruments and documents, and take all further action, within the control of such Pledgor, that may be necessary or reasonably requested by the Lender (subject at all times to the terms and conditions of the Subordination Agreement), in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and subject at all times to the terms and conditions of the Subordination Agreement, each Pledgor will: (w) at the request of the Lender, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Lender, indicating that such Collateral is subject to the security interest granted hereby; (x) execute such instruments or notices, as may be necessary or reasonably desirable, or as the Lender may request, in order to perfect and preserve the second priority security interests granted or purported to be granted hereby; (y) allow inspection of the Collateral by the Lender or Persons designated by the Lender; and (z) appear in and defend any action or proceeding that may affect such Pledgor’s title to or the Lender’s security interest in the Collateral.

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(b) Each Pledgor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, including, without limitation, one or more financing statements describing the Collateral covered thereby as “all assets or all personal property of the debtor” or words of similar effect. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Each Pledgor will furnish to the Lender, upon the request of the Lender: (i) a certificate executed by an authorized representative of such Pledgor, and dated as of the date of delivery to Burnley, itemizing in such detail as the Lender may reasonably request, the Collateral which, as of the date of such certificate, has been delivered to Burnley by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request.

7. Covenants of the Pledgors. Each Pledgor shall:

(a) perform, and cause Issuer to perform, as applicable, each and every covenant or obligation in any Organizational Documents of Issuer, this Agreement and the Loan Documents applicable to such Pledgor or Issuer;

(b) prevent Issuer from issuing Future Rights or Proceeds, except for cash dividends and other distributions to be paid by Issuer to such Pledgor and other shareholders of Issuer, if and to the extent permitted by the Loan Documents;

(c) upon receipt by such Pledgor of any material notice, report, or other communication from Issuer or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to the Lender as soon as possible, but in no event later than three (3) days following the receipt thereof by such Pledgor;

(d) not grant any Person other than Burnley or the Lender (to the extent permitted in the Subordination Agreement) “control” over any Collateral;

(e) cause each Issuer to execute and deliver to the Lender, a consent to this Agreement substantially in the form of Exhibit B attached hereto; and

(f) promptly upon receipt, deliver to Burnley any Pledged Interests issued by an Issuer.

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8. Power of Attorney and Irrevocable Proxy.

(a) Subject at all times to the terms and conditions of the Subordination Agreement, each Pledgor hereby irrevocably appoints the Lender as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor the Lender or otherwise, from time to time, at the Lender’s discretion, to take any action and to execute any instrument that the Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, the Organizational Documents of Issuer, the Loan Agreement and the other Loan Documents, including: (i) to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, principal payments, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to enter into any control agreements the Lender deems necessary pursuant to Section 3 of this Agreement; (iii) to arrange for the transfer of the Collateral on the books of Issuer or any other Person to the name of the Lender or to the name of the Lender’s nominee or designee; (iv) to admit the Lender or its nominee or designee as a member or shareholder of Issuer in lieu of such Pledgor or to exercise all rights of such Pledgor as a member, shareholder, manager or officer of Issuer; or (v) to do anything which such Pledgor is required to do under this Agreement, the Organizational Documents of Issuer, the Loan Agreement or the other Loan Documents but has failed to do.

(b) In addition to the designation of the Lender as the Pledgors’ attorney-in-fact in subsection (a) and subject at all times to the terms and conditions of the Subordination Agreement, each Pledgor hereby irrevocably appoints the Lender as such Pledgor’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or Issuer engages in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the Lender’s rights hereunder.

(c) The power of attorney granted in each of Sections 8(a) and 8(b) shall be deemed coupled with an interest and shall be IRREVOCABLE and shall survive and not be affected by the subsequent disability, incapacity, dissolution, bankruptcy or termination of any relevant Pledgor.

(d) In addition to each of the foregoing and any other rights of the Lender as set forth herein or in any other Loan Documents, each Pledgor hereby grants to the Lender (through itself, its representatives, designees or agents), until the payment in full in cash of the Obligations, an IRREVOCABLE PROXY, exercisable after the occurrence of an Event of Default and subject at all times to the terms and conditions to the Subordination Agreement, to vote all or any part of such Pledgor’s Pledged Interests from time to time, in each case in any manner the Lender deems advisable in its sole discretion, in its capacity as a pledgee, member and/or manager, either for or against any or all matters submitted, or which may be submitted to a vote of shareholders, partners, managers, or members, as the case may be, and to exercise all other rights, powers, privileges, and remedies to which any such shareholders, partners, managers, or members would be entitled (including, without limitation, giving or withholding written consents, ratifications, and waivers with respect to the Pledged Interests, calling special meetings of the holders of the Pledged Interests of any Issuer and voting at such meetings). To the extent permitted by applicable Law and the Subordination Agreement, the IRREVOCABLE PROXY granted hereby is effective automatically without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Interests be recorded on the books of the relevant Pledgor or Issuer) be taken by any Person (including the relevant Pledgor or Issuer of any Pledged Interests or any officer or agent thereof), is coupled with an interest, and shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of any relevant Pledgor, and shall terminate only on the Maturity Date. Each Pledgor hereby agrees that on the date that is thirty (30) days prior to the date of expiration (by operation of applicable Laws) of the irrevocable proxy granted pursuant hereto, such Pledgor shall automatically be deemed to grant the Lender a new IRREVOCABLE PROXY, on the same terms as those previously granted pursuant hereto. Upon the reasonable written request of the Lender, each Pledgor further agrees to deliver to the Lender, on behalf of the Lender, such further evidence of such irrevocable proxy or such further irrevocable proxies to enable the Lender to vote the Pledged Interests in accordance with the terms hereof.

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9. Remedies upon Default. Upon the occurrence of an Event of Default and subject at all times to the terms and conditions of the Subordination Agreement:

(a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and the Lender may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and each Pledgor hereby waives (to the maximum extent permitted by law) all rights of redemption, stay, or appraisal that they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days’ notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Lender arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state, or country, as applicable, where the Lender is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(c) Each Pledgor hereby acknowledges that the sale by the Lender of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the “Securities Act”), as well as applicable “Blue Sky” or other state securities laws, may require strict limitations as to the manner in which the Lender or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect the Lender’s interest, it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. The Pledgors have no objection to sale in such a manner and agree that the Lender shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence, the Lender may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lender may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by the Lender to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If the Lender shall solicit such offers, then (to the extent permitted by law) the acceptance by the Lender of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

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(d) If the Lender shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section 9, each Pledgor agrees that, upon request of the Lender, such Pledgor will promptly, at its own expense:

(i) use its best efforts to qualify the Collateral under the state securities laws or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Lender;

(ii) cause Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

(iii) execute and deliver, or cause the members, shareholders, officers, directors and/or officers of Issuer to execute and deliver, to any person, entity or governmental authority as the Lender may choose, any and all documents and writings which, in the Lender’s reasonable judgment, may be necessary or appropriate for approval by, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or Issuer engages in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce the Lender’s rights hereunder; and

(iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

(e) Following the occurrence of an Event of Default, each Pledgor hereby agrees, upon the request of the Lender, to amend any Organizational Documents of Issuer in any manner requested by the Lender to permit the Lender to exercise its rights and remedies under this Agreement, including, without limitation, to admit the Lender or its nominee or designee as a member or shareholder of Issuer.

(f) Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 9 and that such failure would not be adequately compensable in damages, and therefore agrees that, to the maximum extent permitted by law, its agreements contained in this Section may be specifically enforced.

(g) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE LENDER DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT SUCH PLEDGOR NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS Section 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

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10. Application of Proceeds. Upon the occurrence of an Event of Default and subject at all times to the terms and conditions of the Subordination Agreement, any cash held by the Lender as Collateral and all cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Lender of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by the Lender in its sole discretion, to the extent permitted by applicable law and the Subordination Agreement.

11. Indemnification. In consideration of the execution and delivery of the Loan Agreement and the loans and other financial accommodations made available to the Pledgors thereunder and in the Lender’s reliance on this Agreement, each Pledgor shall indemnify and hold the Lender and each of the Lender’s directors, officers, employees, attorneys, agents and Affiliates (for the purposes of this Section 11, each is an “Indemnified Party”) harmless from and against any and all claims, losses, obligations, liabilities and reasonable expenses arising out of or resulting from any or all of (i) this Agreement and (ii) the transactions contemplated by this Agreement (including enforcement of this Agreement), except for claims, losses or liabilities to the extent resulting directly from an Indemnified Party’s gross negligence or willful misconduct. The indemnification provided for in this Section 11 is in addition to, and not in limitation of, any other indemnification or insurance provided by the Pledgors to the Lender, including, without limitation, under the Loan Agreement.

12. Duties of the Lender. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, the Lender shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

13. Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

(a) Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

(b) WAIVER OF JURISDICTION. SUBJECT TO THE LAST SENTENCE OF THIS SECTION 13(b), EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 13(b). EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.1 OF THE LOAN AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

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(c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14. Counterparts; Integration; Amendments; No Waiver. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other digital means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. Any request from time to time by the Pledgors for the Lender’s amendment, modification or waiver of any provision in this Agreement must be in writing, and any amendment, modification or waiver to be provided by the Lender under this Agreement from time to time must be in writing in order to be binding on the Lender; provided, however, the Lender will have no obligation to provide or agree to any amendment, modification or waiver requested by the Pledgors, and the Lender may, for any reason in its discretion exercised in good faith, elect to deny any such request. The terms of this Agreement may be amended, waived or modified only by an instrument in writing duly executed by each of the Pledgors and the Lender. Any such amendment, waiver or modification shall be binding upon the Pledgors, the Lender and each holder of the Obligations. This Agreement cannot be amended, modified, changed or terminated orally. No failure on the part of the Lender to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Obligations are cumulative and not exclusive of any remedies provided by law.

15. Notices. Any notice, certificate, request, notification and other communication required, permitted or contemplated hereunder must be in writing and given in accordance with the Loan Agreement.

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16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Documents; (b) be binding upon the Pledgors and each of their respective successors and assigns; and (c) inure to the benefit of the Lender and its permitted successors, transferees, and assigns. Upon the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Documents, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Lender will, at the Pledgors’ expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination. Such documents shall be in form and substance reasonably satisfactory to the Lender.

17. Security Interest Absolute. All rights of the Lender, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional and shall not be affected, discharged or impaired by any of the following: (i) bankruptcy, disability, dissolution, incompetence, death, insolvency, liquidation, or reorganization of any Loan Party; (ii) any defense of any Loan Party to payment or performance of any or all of the Obligations or enforcement of any or all rights of the Lender in the Collateral; (iii) discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all liens and encumbrances in the Collateral, any other collateral security for the Obligations or any or all Obligations in any bankruptcy, insolvency, reorganization, or other legal proceeding or by application of any Requirement of Law; (iv) any claim or dispute by any other Loan Party concerning the occurrence of an Event of Default, performance of any Obligations, or any other matter; (v) any waiver or modification of any provision of the Loan Documents that affects any other Loan Party, whether or not such waiver or modification affects all Credit Parties; (vi) the cessation of liability, release or discharge of any other Loan Party or other obligor for any reason; (vii) the perfection or failure to perfect, release or discharge of any Collateral or other collateral security for the Obligations; (viii) the exercise or failure to exercise any rights or remedies pursuant to the Loan Documents by the Lender or any election of remedies by the Lender; (ix) any invalidity, irregularity or unenforceability in whole or in part of any of the Loan Documents or any limitation of the liability of any Loan Party under the Loan Documents, including any claim that the Loan Documents were not duly authorized, executed, or delivered on behalf of any Loan Party; (x) any other acts or omissions by the Lender that result in or could result in the release or discharge of any other Loan Party; or (xi) the occurrence of any other event or the existence of any other condition that by operation of law or otherwise could result in the release or discharge of a surety, guarantor, or other persons secondarily liable on an obligation.

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18. Waivers. Each Pledgor unconditionally waives: (i) any requirement that the Lender first make demand upon, or seek to enforce or exhaust remedies against any (A) other Loan Party; (B) of the Collateral, other collateral security for the Obligations or other property of any Loan Party; or (C) other Person, before demanding payment from or seeking to enforce the Obligations against such Pledgor; (ii) any and all rights, benefits and defenses which might otherwise be available under the provisions of Requirement of Law that might operate to limit any Loan Party’s liability under, or the enforcement of, the Obligations; (iii) diligence, presentment, protest, demand for performance, notice of acceptance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of extension, renewal, alteration or amendment, notice of acceptance of the Loan Documents, notice of default under any of the Loan Documents (except as provided in the Loan Documents), and all other notices whatsoever, except for notices specifically required pursuant to other provisions of the Loan Documents; (iv) any obligation of the Lender to provide any Loan Party any information, including any information concerning any other Loan Party, any Collateral or any other collateral security for the Obligations; and (v) any other claim or defense that otherwise would be available based on principles of suretyship or guarantee or otherwise governing secondary obligations.

19. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

20. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not invalidate such provision or cause such provision to be illegal or unenforceable in any other jurisdiction.

21. Conflict. If there is any conflict, ambiguity, or inconsistency, in the Lender’s judgment, between the terms of this Agreement and any of the other Loan Documents, then the applicable terms and provisions, in the Lender’s judgment, providing the Lender with greater rights, remedies, powers, privileges, or benefits will control.

22. Waiver of Marshaling. Each of the Pledgors and the Lender acknowledges and agrees that in exercising any rights under or with respect to the Collateral, the Lender (a) is under no obligation to marshal any Collateral; (b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Obligations in any order and in any manner it so elects. Each of the Pledgors and the Lender waive any right to require the marshaling of any of the Collateral.

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23. Waiver of Subrogation. Each of the Pledgors subordinates and agrees not to exercise any rights against the Borrower (as defined in the Loan Agreement) or any other Pledgor which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all of the Obligations shall have been paid in full in cash (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) and the Lender has no further commitment to lend under the Loan Agreement; provided, however, that such rights and remedies shall remain waived and released at any time the Lender (with or through their designees) has acquired all or any portion of the Collateral by credit bid, strict foreclosure or through any other exercise of remedies available to the Lender pursuant to the Security Documents. If any amount shall be paid to any Pledgor on account of such subrogation or contribution rights at any time when any Obligation or any commitment to lend is outstanding, such amount shall be held in trust for the benefit of the Lender and shall promptly be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement.

24. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Person not listed on Schedule 1 hereto (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall promptly deliver to the Lender (i) a pledge supplement, in form and substance reasonably satisfactory to the Lender, duly completed and executed by such Pledgor and (ii) any other document required in connection with such Additional Interests as described in Section 3. Each Pledgor shall promptly (and in any event, within five (5) Business Days following the acquisition of any such Additional Interests) comply with the requirements of this Section 24; provided, that the failure to comply with the provisions of this Section 24 shall not impair the Lien on Additional Interests conferred hereunder.

25. Additional Pledgors. Each Person who shall at any time execute and deliver to the Lender, a pledge joinder agreement in the form and substance reasonably satisfactory to the Lender (a “Pledge Joinder Agreement”), shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Lender all Collateral which it has as of the date of execution of a Pledge Joinder Agreement or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by a supplement to Schedule 1, in form and substance reasonably satisfactory to the Lender (a “Supplemental Schedule 1”), appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Schedule 1 attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedule 1.

26. Loan Document. This Agreement constitutes a “Loan Document” under and as defined in the Loan Agreement and is subject to the terms and provisions therein regarding Loan Documents.

27. Waiver of Right of First Refusal. Holdco has caused the Issuer to waive the right of first refusal contained in Section 5.4 of the bylaws of the Issuer, which waiver is irrevocable and may not be revoked until the Obligations (as defined in the Loan Agreement) have been paid in full. Holdco shall not permit the Issuer to take any action to rescind such waiver or to otherwise cause a right of first refusal to be applicable to the Pledged Interests.

28. Subordination Agreement. This instrument and the indebtedness evidenced hereby, and the rights and remedies of the holders of this instrument, are subordinate in the manner and to the extent set forth in the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

1847 GOEDEKER HOLDCO INC., as Pledgor

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	President

The undersigned Issuer hereby agrees to be bound by Section 27 of this Agreement and shall not take any action that is inconsistent with such Section 27.

1847 GOEDEKER INC., as Issuer, for purposes of Section 27 of this Agreement only

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	Chief Financial Officer

[Signature Page to Pledge Agreement]

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Agreed: SMALL BUSINESS COMMUNITY CAPITAL L.P., as Lender

By:	/s/ Crandall P. Deery
Name:	Crandall P. Deery
Title:	Partner

[Signature Page to Pledge Agreement]

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SCHEDULE 1

Pledged Interests

Pledgor	Issuer	Jurisdiction and Type of Organization of Pledgor	Number and Type of Shares/Units Pledged (if applicable)	Certificates Number(s) of Shares/Units Pledged (if any)	Percentage of Outstanding Interests in Issuer Owned	Percentage of Outstanding Interests in Issuer Pledged
1847 Goedeker Holdco Inc.	1847 Goedeker Inc.	Delaware C Corporation	1,000 Shares of Common Stock, $0.001 par value per share	C-2	100%	100%

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